UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

WINVEST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40796	86-2451181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts

02140

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 658-3094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable Warrant, and one right	WINVU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	WINV	The Nasdaq Stock Market LLC
Warrants to acquire 1/2 of a share of Common Stock	WINVW	The Nasdaq Stock Market LLC
Rights to acquire one-fifteenth of one share of Common Stock	WINVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Promissory Note

On October 31, 2023, WinVest Acquisition Corp. (the “Company”) issued an unsecured promissory note in the principal amount of $1,000,000 (the “Note”) to WinVest SPAC LLC (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company up to $1,000,000. The Note does not bear interest and matures upon the closing of an initial business combination (“Business Combination”). In the event that the Company does not consummate a Business Combination, the Note will be repaid only from amounts remaining outside of the trust account established in connection with the Company’s initial public offering, if any.

The principal of the Note may be drawn down prior to the consummation of a Business Combination upon request from the Company to the Sponsor (each a “Drawdown Request”). The Sponsor shall fund each Drawdown Request within five business days after receipt of a Drawdown Request, provided, however, that the maximum amount of drawdowns collectively under the Note does not exceed $1,000,000. The Company currently intends to use any amounts drawn down under the Note for working capital and general corporate purposes.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note, dated October 31, 2023, between the Company and the Sponsor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2023

WINVEST ACQUISITION CORP.

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer